Exhibit 21

SUBSIDIARIES OF MANPOWERGROUP INC.
As of December 31, 2013

Corporation Name	Incorporated in State / Country of
Huntsville Service Contractors, Inc.	AL
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Right Management S.A.	Argentina
Ruralpower SA	Argentina
Salespower S.A.	Argentina
Manpower Services (Australia) Pty. Ltd.	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Holdings Pty Ltd	Australia
Right Management Consultants International Pty Ltd	Australia
Right Management Consultants Pty Ltd	Australia
Safesearch Pty Limited	Australia
Experis GmbH	Austria
ManpowerGroup GmbH	Austria
ManpowerGroup Holding GmbH	Austria
Right Management Austria GmbH	Austria
Manpower Professional Bahrain S.P.C.	Bahrain
Manpower Bel LLC	Belarus
RO of Manpower CIS LLC in Belarus Republic	Belarus
Experis Belgium SA	Belgium
ManpowerGroup Solutions Belgium SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V. Netmagic II Sarl Network Computing Technology & Services SARL	Belgium Belgium Belgium
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda	Brazil
Clarendon Parker Holdings Ltd	British Virgin Islands
Bulgaria Team EOOD	Bulgaria
Manpower Bulgaria OOD	Bulgaria
Manpower, Inc. / California Peninsula	CA
Pure Solutions, Inc. Techno5, Inc.	CA Canada
Manpower Services Canada Limited	Canada
Right Management Canada	Canada
Experis Management Consulting (Shanghai) Co. Ltd. Manpower & MIITEC Staffing Services (Beijing) Co., Ltd.	China China
Manpower & Reach Human Resource Services (Guangzhou) Co., Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower & Standard Labor Service (Beijing) Co. Ltd.	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower Caden (China) Co., Ltd.	China
Right Management China	China
Xi'an Foreign Enterprise Service Co., Ltd. Manpower Staffing Services (Shanghai) Co. Ltd.	China China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Professional Costa Rica, S.A.	Costa Rica
Manpower DOO	Croatia
Manpower Savjetovanje DOO	Croatia
ManpowerGroup Business Solutions Ltd.	Cyprus
Right Czech Republic	Czech Republic
ManpowerGroup s r.o.	Czech Republic
blueRADIAN Engineering, LLC	DE
CareerHarmony, Inc.	DE
COMSYS Information Technology Services, LLC	DE
Experis IT Services US, LLC	DE
Econometrix, LLC	DE
Experis Finance US, LLC	DE
Manpower CIS Inc.	DE
Manpower Finances LLC	DE
Manpower Franchises, LLC	DE
Manpower Holdings, Inc.	DE
Manpower US Inc.	DE
PFI LLC	DE
Plum Rhino Consulting LLC	DE
Right License Holding, Inc.	DE
TAPFIN LLC	DE
USCADEN Corporation	DE
Experis A/S	Denmark
Manpower Europe Holdings, Aps	Denmark
Right Management Denmark A/S	Denmark
Right Management Nordic Holding A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Rebublic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
ManpowerGroup Solutions OY	Finland
ManpowerGroup OY	Finland
Manpower Inclusive OY	Finland
ManpowerGroup Contact Center OY	Finland
Right Management Finland OY AB Aitika Telecom Sas Architech Information System Sas Arkes Informatique Sas	Finland France France France

Damilo Consulting Sas
Damilo Information Technology Sas
Damilo Sas
EABI Consulting Sas
Elan I.T. Resource SAS
Experis Executive France
Experis Executive Lyon SAS
Finatel SAS
Homecom Institut Sas
Leader Conseil Informatique Sas
ManpowerGroup Solutions SAS
Manpower Egalite Des Chances SAS
Manpower France Holding SAS
Manpower France SAS
Manpower Nouvelles Competences SAS
France France France France France France France France France France France France France France France
ManpowerGroup France Sas Ovialis SAS Proservia SA	France France France
Right Management SAS	France
Supplay SAS Syfadis SAS Tapfin SARL Techno 5 France Sas Timarance Sas	France France France France France
AviationPower GmbH AviationStaff Management	Germany Germany
AviationworX GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Elan IT Services GmbH	Germany
Jefferson Wells GmbH	Germany
Manpower Beteiligungsgesellschaft mbH	Germany
Manpower Business Solutions GmbH	Germany
Manpower Deutschland GmbH	Germany
Manpower GmbH & Co. KG Personaldienstleistungen	Germany
Experis GmbH	Germany
Right Management GMBH	Germany
Vivento Interim Services GmbH	Germany
ManpowerGroup S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guatemala S.A.	Guatemala
Manpower Professional Guatemala S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Jefferson Wells HK Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Right Management Hong Kong Ltd.	Hong Kong
Standard Management Consulting Limited	Hong Kong
Manpower Business Solutions Kft	Hungary
Manpower Munkaero Szervezesi KFT	Hungary
Complete Business Services of Illinois, Inc.	IL
RMC OF Illinois, Inc.	IL
Transpersonnel, Inc.	IL
Comsys IT India, Inc.	India
Experis IT Private Limited	India
Experis Solutions Pvt. Ltd.	India
ManpowerGroup Services India Pvt. Ltd.	India
Right Management India Private Limited	India
Experis Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Manpower (Ireland) Limited	Ireland
PHI Transition Limited	Ireland
Right Transition Ltd	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Harmony, Ltd. Career Management of Housing for Ederly Ltd. Experis BI Ltd. Experis I.T.S. Ltd Experis Software LTD M.F.S. Manpower Facility Services Ltd. M.P.H. Holdings Ltd. Manpower Care Ltd.	Israel Israel Israel Israel Israel Israel Israel Israel
ManpowerGroup Solutions Ltd.	Israel
Manpower Israel Limited	Israel
Manpower Miluot Ltd.	Israel
ManpowerGroup Israel Holdings Ltd.	Israel
MGS Language Services	Israel
MNPM LTD	Israel
Nativ 2 Ltd.	Israel
Telepower Ltd.	Israel
Unison Engineering Projects Ltd	Israel
Elan Solutions SRL	Italy
Experis S.r.l.	Italy
Jefferson Wells Srl	Italy
JTeck S.r.l	Italy
ManpowerGroup Solutions SRL	Italy
Manpower Formazione Spa	Italy
Manpower Italia S.r.l.	Italy
Manpower S.r.l	Italy
Right Management Consultants (Italy) SRL	Italy
Human Business Associates Co. Ltd.	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Legal Futures Japan K.K.	Japan
ManpowerGroup Co. Limited	Japan
Motus Godokaisha	Japan
Manpower Kaz LLC	Kazakhstan
Representative office of Manpower CIS LLC in Kazakhstan	Kazakhstan
Manpower Korea, Inc.	Korea
Manpower Service Inc.	Korea
Right Management Korea Co. Ltd.	Korea
Representative office of UAB "Manpower Lit" in Latvia	Latvia
Manpower Lit UAB	Lithuania
Elan IT Resource S.a.r.l.	Luxembourg
Manpower Business Solutions Luxembourg S.A.	Luxembourg
Manpower Luxembourg S.A.	Luxembourg
Right Management Luxembourg SA	Luxembourg
Manpower Services (Macau) Limited	Macau
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Right Management (Malaysia) Sdn Bhd	Malaysia
Right Management Consultants International Pty Ltd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Manpower Antilles	Martinique
Agropower, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S. de R.L. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower, S.A. de C.V.	Mexico
Nurse.Co de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V. Experis Mexico S.A. de C.V.	Mexico Mexico
Manpower Monaco SAM	Monaco
Management Business Services Maroc Sarl	Morocco
Societe Marocaine De Travail Temporaire Sarl	Morocco
Manpower B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Management B.V.	Netherlands
ManpowerGroup Netherlands B.V.	Netherlands
ManpowerGroup Solutions B.V.	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Right Management Nederland B.V.	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Experis Nederland B.V.	Netherlands
Manpower Nouvelle Caledonie Sarl	New Caledonia
Manpower Recrutement Sarl	New Caledonia
Manpower Services (New Zealand) Ltd.	New Zealand
Right Management Consultants (OC) Pty. Ltd (NZ)	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Experis AS	Norway
Experis Staffing Services AS	Norway
Framnaes Installajon A/S	Norway
Manpower AS	Norway
ManpowerGroup Solutions AS	Norway
ManpowerGroup AS	Norway
Manpower Staffing Services AS	Norway
Right Management Norway A/S	Norway
Workshop Bemanning og Kompetanse AS	Norway
Workshop Holding AS	Norway
Manpower Incorporated of New York	NY
TRI County Business Services, Inc.	OH
Right Management Inc.	PA
Manpower Panama S.A.	Panama
Temporales Panama S.A. Staffing Services Panama, S.A.	Panama Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Peru S.A.C.	Peru
Manpower Outsourcing Services Inc.	Philippines
Elan IT Resource Sp. z o.o.	Poland
HR Hunters Sp.z.o.o.	Poland
ManpowerGroup Polska Sp. z o.o.	Poland
Manpower Transactions Sp. z o.o.	Poland
MP Management Sp.z.o.o.	Poland
MP Services Sp. z o.o.	Poland
Right Management Poland ManpowerGroup Solutions SP. Zo.o.	Poland Poland
Experis Lda.	Portugal
Manpower Empresa de Trabalho Temporario, S.A.	Portugal
ManpowerGroup Solutions LDA ManpowerGroup Portugal – SGPS, S.A.	Portugal Portugal
Manpower Ocean Indien	Reunion
SC Manpower Romania SRL	Romania
Manpower CIS LLC	Russia
Clarendon Parker Arabia	Saudi Arabia
Manpower Business Solutions d.o.o.	Serbia
Manpower LLC Belgrade	Serbia
Manpower Professional Singapore Pte Ltd	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
Right Management Singapore Pte. Ltd.	Singapore
WDC Consulting Singapore Pte. Ltd.	Singapore
Manpower Slovakia SRO	Slovakia
Manpower d.o.o.	Slovenia
Manpower SA (Pty) Ltd.	South Africa
ByManpower, S.L.U.	Spain
Experis ManpowerGroup S.L.U.	Spain
ManpowerGroup Solutions, S.L.U	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Spain, S.L.U.	Spain
Elan IT Resources AB	Sweden
ManpowerGroup Solutions IT AB	Sweden
Experis AB	Sweden
ManpowerGroup AB	Sweden
Manpower AB	Sweden
ManpowerGroup Solutions AB	Sweden
Manpower EL & Tele AB	Sweden
Manpower HälsoPartner AB	Sweden
Manpower Student AB	Sweden
Manpower Telge Jobbstart AB	Sweden
Nordic Talent Professionals	Sweden
Right Management Sweden AB	Sweden
Experis AG	Switzerland
M.S.A.	Switzerland
Experis Schweiz AG	Switzerland
Right Management Switzerland AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Right Management Taiwan Co., Ltd.	Taiwan
HR Power Solution Co. Ltd	Thailand
Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Business Services Tunisie Sarl	Tunisia
Manpower Tunisie Sarl	Tunisia
Manpower Tunisie International Sarl	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
HR Staffing, LLC	TX
Manpower Middle East FZ-LLC	UAE
Manpower Middle East LLC	UAE
Manpower Ukraine LLC	Ukraine
Representative office of Manpower CIS LLC in Ukraine	Ukraine
Bafin Holdings	United Kingdom
Brook Street (UK) Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
Comsys VMS Limited	United Kingdom
Jefferson Wells Limited	United Kingdom
Juice Resource Solutions Limited	United Kingdom
Experis Limited	United Kingdom
Experis Group Limited	United Kingdom
Experis Resource Support Services Limited	United Kingdom
Experis Finance Limited	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
Right Corecare Limited	United Kingdom
Right Management Limited	United Kingdom
RMC EMEA Limited	United Kingdom
SJB Corporate Limited	United Kingdom
SJB Services UK Limited	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
777 Recruitment Limited	United Kingdom
Aris Sociedad Anonima	Uruguay
ManpowerGroup Public Sector Inc.	VA
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Right Management Vietnam Company Ltd.	Vietnam
Manpower Nominees Inc.	WI
Manpower of Indiana Limited Partnership	WI
Manpower of Texas Limited Partnership	WI
Experis US Inc	WI
Manpower Texas Holdings LLC	WI
Resource Consulting Group, Inc.	WI
Signature Graphics of Milwaukee, LLC ManpowerGroup US Inc. ManpowerGroup Global Inc.	WI WI WI
ManpowerGroup Mexico Holdings LLC	WI